Allmerica Investment Trust
(Supplement to Prospectuses dated April 29, 1996


The following information replaces the disclosure found in the Trust's Prospectuses under "Certain Investment
Strategies and Policies -- Restricted Securities:"

Restricted Securities (applicable to the Select
International Equity Fund, Select Aggressive Growth Fund,
Select Capital Appreciation Fund, Select Growth Fund, Select
Growth and Income Fund, Select Income Fund, Investment Grade
Income Fund, and Government Bond Fund).

	The Funds also may purchase fixed-income securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. However, each Fund will not invest more than 15% of its assets in restricted securities (as defined in its investment restrictions) unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be responsible ultimately for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor the Funds' investments in securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. As a result, the Funds might not be able to sell these securities when their Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

The following information replaces the first paragraph of the disclosure found in the Trust's Prospectuses under "Certain Investment Strategies and Policies -- Asset-Backed
Securities and Mortgage-Backed Securities:"

Asset-Backed Securities and Mortgage-Backed Securities
(applicable to the Investment Grade Income Fund and
Government Bond Fund)

	The Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, frequently a pool of assets similar to one another. Assets generating such payments include instruments such as motor vehicle installment purchase obligations, credit card receivables, and home equity loans. Payment of principal and interest my be guaranteed for certain amounts and time periods by a letter of credit issued by a financial institution unaffiliated with the issuer of the securities. The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. Under certain interest rates and prepayment rate scenarios, the Funds may fail to recoup fully their investment in asset-backed securities. Each Fund will not invest more than 205 of its total assets in asset-backed securities.

Dated:  November 21, 1996


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